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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: May 16, 2005


                               GENTEX CORPORATION
               (Exact Name of Registrant as Specified in Charter)


             Michigan                   0-10235            38-2030505
   (State or Other Jurisdiction       (Commission         (IRS Employer
         of Incorporation)            File Number)      Identification No.)

            600 North Centennial Street
                 Zeeland, Michigan                             49464
      (Address of principal executive office)                (Zip Code)

       Registrant's telephone number, including area code: (616) 772-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Section
    Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12).
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240-14d-2(b)).
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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SECTION 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On May 12, 2005, at a meeting of the Board of Directors (the "Board") of Gentex Corporation (the "Company"), the Board approved a change to its non-employee director compensation program. Each non-employee director will now receive an annual cash retainer of $9,000 (previously $7,000) for services as a director. In addition, each chair of the Audit Committee and Compensation Committee of the Board will receive an additional annual cash retainer of $3,000 for chairing such committees (no additional fees have previously been paid to committee chairmen). The non-employee directors will also receive $1,200 (previously $1,000) for each Board meeting attended and $900 (previously $750) for each committee meeting attended.

         The annual retainer and meeting fees were increased due to the increased length of meetings, as well as the additional meeting preparation time, especially for committee chairmen, primarily as a result of the Sarbanes-Oxley Act of 2002, the NASDAQ corporate governance rules, and related corporate governance requirements.

         Besides the cash retainer and meeting fees discussed above, each non-employee director will continue to receive an option to purchase 6,000 shares of the Company's common stock following each annual meeting of shareholders, at a price per share equal to the fair market value of the Company's common stock on that date. The Company reimburses all non-employee directors for expenses incurred to attend meetings of the Board or its committees, promptly after such expenses are incurred and submitted. The Company also makes use of its aircraft available to directors for personal use if such use does not conflict with any business purpose; however, the director is required to reimburse the Company for the incremental cost associated with such use.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  May 16, 2005                            GENTEX CORPORATION
                                                (Registrant)

                                                By:  /s/ Enoch Jen
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                                                    Enoch Jen
                                                    Vice President - Finance and
                                                    Chief Financial Officer